UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 1, 2005

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100 Los Angeles, CA 90071
(Address of principal executive offices)

(213) 687-7700 (Registrant’s telephone number, including area code)

Not applicable. (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 23.1
Exhibit 99.2
Exhibit 99.3

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 8, 2005, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the acquisition of all of the outstanding securities of Chapel Steel Corp., a Pennsylvania corporation (“Chapel Steel”), as described below. At the time of the filing certain financial statements were not available and, accordingly, were not filed with the Current Report. The Registrant is filing this Amendment to include in the Current Report those financial statements and the pro forma financial information required to be filed under Item 9.01.
     Effective July 1, 2005, the Registrant, through its wholly-owned subsidiary RSAC Management Corp., a California corporation (“RSAC”), acquired all of the outstanding securities of Chapel Steel. Chapel Steel will be operated as a wholly-owned subsidiary of RSAC. RSAC paid an aggregate purchase price of $94.2 million in cash to James R. Sutow, Jerry Sutow, as Trustee under the Revocable Agreement of Trust of Jerry Sutow dated July 18, 2002, and Rita Sutow, as Trustee under the Revocable Agreement of Trust of Rita Sutow dated July 18, 2002 (collectively, “Sellers”), and assumed Chapel Steel’s debt of approximately $16.8 million. A portion of the purchase price will be retained in escrow for a certain period of time in connection with the indemnification provisions in the Stock Purchase Agreement dated as of May 31, 2005 by and among the Registrant, RSAC, Sellers, and Chapel Steel.
     Chapel Steel is headquartered in Springhouse (Philadelphia), Pennsylvania. Chapel Steel processes and distributes carbon and alloy steel plate products from five (5) facilities in Pottstown (Philadelphia), Pennsylvania; Bourbonnais (Chicago), Illinois; Houston, Texas; Birmingham, Alabama; and Portland, Oregon. Chapel Steel also warehouses and distributes its products in Cincinnati, Ohio and Hamilton, Ontario, Canada. Chapel Steel’s net sales for the fiscal year ended December 31, 2004 were approximately $273 million. Chapel Steel will continue to engage in the same business at the same locations as prior to the acquisition.
     Prior to the closing of the acquisition, neither Sellers nor the officers or directors of Chapel Steel were affiliated with or related to Registrant or RSAC in any way. The purchase price was determined by negotiations between Registrant and RSAC, on the one hand, and Sellers and Chapel Steel, on the other. To fund the purchase price and the repayment of debt, the Registrant and RSAC drew on their syndicated bank revolving line of credit established June 22, 2005 with Bank of America, N.A. as administrative agent, and 15 banks as lenders under this syndicated credit facility. Sellers and/or the officers or directors of Chapel Steel, through various entities, own a portion of the real property on which Chapel Steel’s facilities are located.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
(1)	Chapel Steel Corp. and Affiliate’s audited consolidated balance sheet at December 31, 2004 and audited consolidated statements of income and retained earnings, and cash flows for the year then ended and notes thereto and Report of Independent Auditors attached as Exhibit 99.2 and incorporated herein by reference.

(2)	Chapel Steel Corp. and Affiliates’ audited consolidated balance sheet at June 30, 2005 and audited consolidated statements of operations, changes in shareholders’ equity, members’ equity and partners’ capital (deficit), and cash flows for the six months ended June 30, 2005 and notes thereto and Report of Independent Auditors attached as Exhibit 99.3 and incorporated herein by reference.
(b)	Pro Forma Financial Information.
     The following unaudited pro forma combined financial statements and related notes have been prepared to illustrate the effect of the acquisition of Chapel Steel on the Registrant’s financial statements.

     The unaudited pro forma combined balance sheet assumes that the acquisition was completed as of June 30, 2005 and the unaudited pro forma combined statements of income as of June 30, 2005 and December 31, 2004 assume that the acquisition was completed at the beginning of each respective period. The pro forma information is based upon the historical consolidated financial statements of the Registrant and the historical consolidated financial statements of Chapel Steel, giving effect to the acquisition under the purchase method of accounting and the assumptions, estimates and adjustments described in the notes to the unaudited pro forma combined financial statements. The assumptions, estimates and adjustments are preliminary and have been made solely for the purposes of developing such pro forma information.
     The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of the Registrant that would have been reported had the acquisition occurred on the date indicated, nor do they represent a forecast of the consolidated financial position of the Registrant at any future date or the consolidated results of operations of the Registrant for any future period. Furthermore, no effect has been given in the unaudited pro forma combined statements of income for operating benefits that may be realized through the combination of the entities. Amounts allocated to the assets and liabilities of Chapel Steel are based on their estimated fair market values as of the acquisition closing date. The purchase price allocation for this acquisition has not been finalized, pending completion of valuations of real and personal property and intangibles. The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements, including the notes thereto, and management’s discussion and analysis of financial condition and results of operations of the Registrant included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the Registrant’s Form 10-Q for the three and six months ended March 31, 2005 and June 30, 2005, respectively, all filed with the Securities and Exchange Commission, and the historical financial statements, including the notes thereto, of Chapel Steel Corp. and Affiliates, included herein as Exhibits 99.2 and 99.3. In addition, consideration should be given to those risk factors discussed in the Registrant’s Annual Report on Form 10-K which could affect the Registrant’s results and over which the Registrant has no control.

Reliance Steel & Aluminum Co.
Unaudited Pro Forma Combined Balance Sheet
As of June 30, 2005
(In thousands)

			Pro Forma Adjustments
	Reliance Steel &	Chapel Steel Corp.	Net Assets not		Pro Forma		Total	Pro Forma
	Aluminum Co.	& Affiliates	Purchased		Adjustments		Adjustments	Combined
			A		B
Assets
Cash and cash equivalents	$16,210	$589	$(588	)(1)	$—		$(588)	$16,211
Accounts receivable, net	362,030	24,550	—		—		—	386,580
Inventories	369,665	26,261	—		—		—	395,926
Prepaids and other current assets	15,183	605	(35	)(1)	—		(35)	15,753
Deferred income taxes	24,592	—	—		—		—	24,592

Total current assets	787,680	52,005	(623)		—		(623)	839,062

Property, plant and equipment
Land	58,887	1,400	(1,400	)(1)	—		(1,400)	58,887
Buildings	262,917	9,171	(2,296	)(1)	(1,714	)(1)	(4,010)	268,078
Machinery & equipment	383,521	5,682	(559	)(1)	(1,214	)(1)	(1,773)	387,430
Accumulated depreciation	(247,383)	(4,767)	656	(1)	4,111	(1)	4,767	(247,383)

	457,942	11,486	(3,599)		1,183		(2,416)	467,012

Goodwill	341,780	—	—		73,301	(2)	73,301	415,081
Other assets	29,670	302	(124	)(1)	1,100	(3)	976	30,948

Total assets	$1,617,072	$63,793	$(4,346)		$75,584		$71,238	$1,752,103

Liabilities & Shareholders’ Equity
Accounts payable	$157,446	$15,622	$—		$—		$—	$173,068
Accrued expenses	19,066	2,122	(30	)(1)	—		(30)	21,158
Accrued compensation and retirement costs	36,922	—	—		—		—	36,922
Accrued insurance costs	24,502	—	—		—		—	24,502
Deferred income taxes	138	—	—		—		—	138
Current maturities of long-term debt	48,525	17,745	(975	)(1)	(16,770	)(4)	(17,745)	48,525

Total current liabilities	286,599	35,489	(1,005)		(16,770)		(17,775)	304,313
Long-term debt	325,475	7,582	(7,582	)(1)	110,970	(4)	103,388	436,445
Capital lease obligations	—	—	6,347	(1)	—		6,347	6,347
Other long-term liabilities	15,435	—	—		—		—	15,435
Deferred income taxes	55,613	—	—		—		—	55,613
Minority interest	13,882	—	—		—		—	13,882

Commitments and contingencies
Common stock	320,402	1	—		(1	)(5)	(1)	320,402
Additional paid-in capital	—	207	—		(207	)(5)	(207)	—
Treasury stock, at cost	—	(121)	—		121	(5)	121	—
Members’ equity	—	802	(802	)(1)	—		(802)	—
Partners’ capital	—	562	(562	)(1)	—		(562)	—
Retained earnings	599,145	19,271	(742	)(1)	(18,529	)(5)	(19,271)	599,145
Accumulated other comprehensive income	521	—	—		—		—	521

Total shareholders’ equity	920,068	20,722	(2,106)		(18,616)		(20,722)	920,068

Total liabilities and shareholders’ equity	$1,617,072	$63,793	$(4,346)		$75,584		$71,238	$1,752,103

Reliance Steel & Aluminum Co.
Unaudited Pro Forma Combined Statement of Income
For the Six Months Ended June 30, 2005
(In thousands except share and per share amounts)

			Pro Forma Adjustments
	Reliance Steel	Chapel Steel
	& Aluminum	Corp. &	Net Assets not		Pro Forma		Total	Pro Forma
	Co.	Affiliates	Purchased		Adjustments		Adjustments	Combined
			A		B
Net sales	$1,628,249	$136,953	$(245	) (1)	$—		$(245)	$1,764,957
Other income, net	1,364	—	—		—		—	1,364

	1,629,613	136,953	(245)		—		(245)	1,766,321

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	1,190,078	110,198	—		—		—	1,300,276
Warehouse, delivery, selling, general and administrative	245,353	11,453	535	(1)	—		535	257,341
Compensation programs related to sale	—	20,887	—		(20,887	) (6)	(20,887)	—
Depreciation and amortization	23,269	433	3	(1)	157	(7)&(8)	160	23,862
Interest expense	12,507	330	14	(1)	2,031	(9)	2,045	14,882
Gain on sale of property	—	(320)	320	(1)	—		320	—

	1,471,207	142,981	872		(18,699)		(17,827)	1,596,361

Income before minority interest and income taxes	158,406	(6,028)	(1,117)		18,699		17,582	169,960
Minority interest	(4,516)	—	—		—		—	(4,516)

Income from continuing operations before income taxes	153,890	(6,028)	(1,117)		18,699		17,582	165,444
Provision for income taxes	58,478	—	—		4,391	(10)	4,391	62,869

Net income	$95,412	$(6,028)	$(1,117)		$14,308		$13,191	$102,575

Income from continuing operations — diluted	$2.89							$3.11	(11)

Weighted average shares outstanding — diluted	33,023,552							33,023,552	(11)

Income from continuing operations — basic	$2.90							$3.12	(11)

Weighted average shares outstanding — basic	32,848,990							32,848,990	(11)

Reliance Steel & Aluminum Co.
Unaudited Pro Forma Combined Statement of Income
For the Year Ended December 31, 2004
(In thousands except share and per share amounts)

	Reliance Steel &	Chapel Steel	Pro Forma		Pro Forma
	Aluminum Co.	Corp. & Affiliate	Adjustments		Combined
Net sales	$2,943,034	$273,469	$—		$3,216,503
Other income, net	4,168	—	—		4,168

	2,947,202	273,469	—		3,220,671

Operating expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	2,110,848	177,041	—		2,287,889
Warehouse, delivery, selling, general and administrative	483,887	36,530	—		520,417
Depreciation and amortization	44,627	969	315	(7)&(8)	45,911
Interest expense	28,690	681	3,429	(9)	32,800

	2,668,052	215,221	3,744		2,887,017

Income before minority interest and income taxes	279,150	58,248	(3,744)		333,654
Minority interest	(9,182)	—	—		(9,182)

Income from continuing operations before income taxes	269,968	58,248	(3,744)		324,472
Provision for income taxes	100,240	—	20,221	(10)	120,461

Net income	$169,728	$58,248	$(23,965)		$204,011

Income from continuing operations — diluted	$5.19				$6.24	(11)

Weighted average shares outstanding — diluted	32,675,379				32,675,379	(11)

Income from continuing operations — basic	$5.23				$6.28	(11)

Weighted average shares outstanding — basic	32,480,101				32,480,101	(11)

Reliance Steel & Aluminum Co.
Notes to Unaudited Pro Forma Combined Financial Statements
A.	To adjust the Chapel Steel consolidated financial statements for partnerships not purchased by the Registrant:
(1) Prior to the Registrant’s acquisition of Chapel Steel, four partnership entities were consolidated in Chapel Steel’s financial statements in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46R, Consolidation of Variable Interest Entities (FIN 46R). These partnerships were controlled by the majority shareholder of Chapel Steel and certain of its employees. The partnerships own real property that is leased to Chapel Steel and other third parties. The partnerships were not part of the net assets acquired. However, the capital leases related to these partnerships were acquired. The Registrant does not expect to consolidate the partnerships going forward and therefore, has eliminated the partnership assets, liabilities and the results of their operations and included the related capital lease assets and obligations along with the income statement effects of these capital leases in the pro forma financial statements.
The Statement of Income of Chapel Steel for the year ended December 31, 2004 consolidated only one of these four entities. Because the impact of this consolidation was immaterial to the Chapel Steel Statement of Income for the year ended December 31, 2004, no adjusting entries were made to the Pro Forma Combined Statement of Income for this period.
B.	To reflect all other pro forma adjustments for the acquisition of Chapel Steel:
(1) To record the estimated fair values of real and personal property based upon preliminary estimates. The values of these assets are subject to adjustments upon completion of third party valuations. The Registrant does not expect the impact of such valuation adjustments to be significant. Any change in values of these assets will offset the estimated goodwill amount in Note 2 and will impact the estimated pro forma depreciation expense in Note 7.
(2) To record the estimated excess purchase price over the fair value of assets acquired and liabilities assumed as goodwill. Goodwill is not amortized but is tested for impairment at least annually. The goodwill amount will be adjusted for any changes in asset or liability fair values or other adjustments from purchase accounting.
(3) To record the estimated fair values of identifiable intangible assets relating to certain customer relationships or other intangible assets from the acquisition based upon preliminary estimates. The values of these assets are subject to adjustments upon completion of a third party valuation. The Registrant does not expect the impact of such valuation adjustments to be significant. Any change in values of these assets will offset the estimated goodwill amount in Note 2 and will impact the estimated pro forma amortization expense in Note 8.
(4) To reflect the borrowings under the Registrant’s Credit Agreement to fund the purchase price of $94.2 million and the payoff of Chapel Steel’s revolving credit facility balance of $16.8 million on July 1, 2005. The Credit Agreement matures June 22, 2010.
(5) To eliminate the equity of the business acquired as of the date of acquisition.
(6) To adjust for the pro forma effect of bonuses paid to key executives of Chapel Steel resulting from its acquisition by Reliance. The purchase of 100% of Chapel Steel’s stock triggered a change of ownership control provision as defined in the executive compensation plan adopted by Chapel Steel on May 25, 2005.
(7) To reflect the pro forma effect on depreciation expense of the write-up of plant and equipment to their estimated fair market value at the date of the acquisition. The amount of this adjustment may change as the values of the underlying third-party asset valuations are finalized. The Registrant does not expect the impact of such adjustments to be significant.

(8) To reflect the pro forma amortization of identifiable intangible assets related to certain customer relationships or intangible assets over the life of the asset. The estimated life is five years. The amount of this adjustment may change as the values of the underlying asset valuations are finalized. The Registrant does not expect the impact of such adjustments to be significant.
(9) To reflect the pro forma effect on interest expense of the financing required to fund the acquisition. The weighted average interest rate under the Registrant’s revolving line of credit in effect during the respective periods was applied to the total borrowings of $111 million.
(10) To reflect the pro forma effect on consolidated income tax expense. The Registrant’s effective income tax rates in effect during the respective periods were applied to the Pro Forma Combined pretax income. Please note that Chapel Steel was historically taxed as an S–Corp.
(11) The pro forma combined income from operations per share information is based on the weighted average number of common and common equivalent shares of the Registrant, as appropriate.

(c)	Exhibits.

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated as of May 31, 2005 by and among the Registrant, RSAC Management Corp., Chapel Steel Corp., James R. Sutow, Jerry Sutow as Trustee under the Revocable Agreement of Trust for Jerry Sutow dated July 18, 2002 and Rita Sutow, as Trustee under the Revocable Agreement of Trust for Rita Sutow dated July 18, 2002.

23.1	Consent of Kreischer Miller.

99.1*	Press Release dated July 5, 2005.

99.2	Chapel Steel Corp. and Affiliate’s audited consolidated balance sheet at December 31, 2004 and audited consolidated statements of income and retained earnings, and cash flows for the year then ended and notes thereto and Report of Independent Auditors.

99.3	Chapel Steel Corp. and Affiliates’ audited consolidated balance sheet at June 30, 2005 and audited consolidated statements of operations, changes in shareholders’ equity, members’ equity and partners’ capital (deficit), and cash flows for the six months ended June 30, 2005 and notes thereto and Report of Independent Auditors.

*	Filed on July 8, 2005 with initial Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: September 16, 2005	By	/s/ Karla Lewis

Karla Lewis
Executive Vice President and Chief Financial Officer

RELIANCE STEEL & ALUMINUM CO.
FORM 8–K/A
INDEX TO EXHIBITS

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated as of May 31, 2005 by and among the Registrant, RSAC Management Corp., Chapel Steel Corp., James R. Sutow, Jerry Sutow as Trustee under the Revocable Agreement of Trust for Jerry Sutow dated July 18, 2002 and Rita Sutow, as Trustee under the Revocable Agreement of Trust for Rita Sutow dated July 18, 2002.

23.1	Consent of Kreischer Miller.

99.1*	Press Release dated July 5, 2005.

99.2	Chapel Steel Corp. and Affiliate’s audited consolidated balance sheet at December 31, 2004 and audited consolidated statements of income and retained earnings, and cash flows for the year then ended and notes thereto and Report of Independent Auditors.

99.3	Chapel Steel Corp. and Affiliates’ audited consolidated balance sheet at June 30, 2005 and audited consolidated statements of operations, changes in shareholders’ equity, members’ equity and partners’ capital (deficit), and cash flows for the six months ended June 30, 2005 and notes thereto and Report of Independent Auditors.

*	Filed on July 8, 2005 with initial Form 8-K.